                                                                   Exhibit 23(d)

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, of our report dated August 4, 1998 on the December 31, 1997 financial statements of OmniLink Communications Corporation, included in Transaction Network Services, Inc. and Subsidiaries' Form 8-K file No. 000-23856 and to all references to our Firm included in this registration statement.
                                        /s/ ARTHUR ANDERSEN LLP
                                        -------------------------
                                        ARTHUR ANDERSEN LLP


Detroit Michigan,
November 11, 1998



                                     15